LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Emerging Markets Corporate Debt Fund

Supplement dated December 29, 2016 to the

Prospectus dated May 1, 2016,

as Revised June 24, 2016

Each change below is effective December 31, 2016.

Emerging Markets Corporate Debt Fund

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 13 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2013
John J. Morton, Portfolio Manager	2016
Leah G. Traub, Partner and Portfolio Manager	2013

The following paragraph replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 111 of the prospectus:

Emerging Markets Corporate Debt Fund. The team is headed by Andrew H. O’Brien, Partner and Portfolio Manager. Mr. O’Brien joined Lord Abbett in 1998. Assisting Mr. O’Brien are John J. Morton, Portfolio Manager, and Ms. Leah G. Traub, Partner and Portfolio Manager, who joined Lord Abbett in 2016 and 2007, respectively. Mr. Morton was formerly the Chief Investment Officer of Emerging Market Debt at Fischer, Francis, Trees, and Watts from 2012 to 2015 and Managing Director and Chief Investment Officer of Fixed Income at Rexiter Capital Management from 2007 to 2012. Mr. O’Brien and Ms. Traub have been members of the team since the Fund’s inception and Mr. Morton has been a member of the team since 2016. Messrs. O’Brien and Morton and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.

LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Emerging Markets Corporate Debt Fund

Supplement dated December 29, 2016 to the

Statement of Additional Information dated May 1, 2016

____________________________________________________________

Each change below is effective December 31, 2016.

1.	The following paragraph replaces the second paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-2 of the Statement of Additional Information (the “SAI”):

Andrew H. O’Brien heads Emerging Markets Corporate Debt Fund’s team. Assisting Mr. O’Brien are John J. Morton and Leah G. Traub. Messrs. O’Brien and Morton and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

2.	The following rows replace the applicable rows of the corresponding table on page 5-3 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Corporate Debt Fund	Andrew H. O’Brien*	8/$41,874.6	5/$626.6	840/$2,929.5(1)
	John J. Morton**	0/$0	1/$11.3	0/$0
	Leah G. Traub*	2/$485.0	1/$9.9	0/$0

+ Total net assets are in millions.

(*) These amounts shown are as of December 31, 2015.

(**) These amounts shown are as of October 31, 2016.

(1) Does not include $409.3 million for which Lord Abbett provides investment models to managed account sponsors.

3.	The following rows replace the applicable rows of the corresponding table on page 5-5 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Emerging Markets Corporate Debt Fund	Andrew H. O’Brien*		X
	John J. Morton**	X
	Leah G. Traub*			X
(*) These amounts shown are as of December 31, 2015. (**) The amount shown is as of November 4, 2016.

Please retain this document for your future reference.